UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: July 31, 2019

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	July 31, 2019

WESTERN ASSET

SHORT DURATION HIGH INCOME FUND

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks high current income.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Short Duration High Income Fund for the twelve-month reporting period ended July 31, 2019. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

August 30, 2019

II	Western Asset Short Duration High Income Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks high current income. Under normal circumstances, the Fund invests at least 80% of its assets in high yield debt securities. High yield securities are rated below investment grade (that is, securities rated below the Baa/BBB categories, or, if unrated, determined by us to be of comparable credit quality) and are commonly known as “high yield” or “junk” bonds.

The Fund’s investments may include, but will not be limited to, high yield corporate debt securities and adjustable rate bank loans. Although the Fund may invest in securities of any maturity, the Fund will normally maintain a dollar-weighted average effective durationi, as estimated by the subadviser, of three years or less. Subject to its 80% investment policy, the Fund may also invest in investment grade fixed income securities, including but not limited to, corporate debt securities, mortgage- and asset-backed securities and securities issued by foreign issuers, including securities issued by issuers in emerging market countries. The Fund’s investments in foreign securities may either be denominated in U.S. dollars or foreign currencies.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments such as derivatives and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The Fund may use one or more types of these instruments without limit. These instruments are taken into account when determining compliance with the Fund’s 80% policy. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening durationii) and for other purposes.

At Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadvisor, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets generally posted strong results over the twelve-month reporting period ended July 31, 2019. Spread sectors (non-Treasuries) experienced periods of volatility as they were impacted by a number of factors, including continued economic growth in the U.S., moderating growth overseas, monetary policy tightening and then a “dovish pivot” by the Federal Reserve Board (the “Fed”)iii, an escalating trade war between the U.S. and China, and numerous geopolitical issues.

Both short- and long-term U.S. Treasury yields declined during the reporting period. The yield for the two-year Treasury note began the reporting period at 2.67% and ended the period at 1.89%. The low for the period was 1.71% on June 25, 2019 and the high for the period of 2.98% occurred on

Western Asset Short Duration High Income Fund 2019 Annual Report	1

Fund overview (cont’d)

November 8, 2018. The yield for the ten-year Treasury began the reporting period at 2.96% and ended the period at 2.02%. The low for the period was 1.96% on July 3, 2019 and the peak for the period of 3.24% took place on November 8, 2018.

All told, the short duration high-yield market, as measured by the Bloomberg Barclays U.S. High Yield 1-5 Year Cash Pay 2% Constrained Indexiv, returned 4.63% for the reporting period.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We increased the overall quality of the portfolio by reducing its allocation to lower rated CCC securities and increasing the Fund’s opportunistic exposure to investment-grade corporate bonds. This was done as high-yield spreads had meaningfully narrowed to a level in which we did not believe spread premiums adequately compensated for the risk. From a sector perspective, we increased the Fund’s allocations to the Financials, Communications Services and Consumer Cyclicals1 sectors. In contrast, we reduced the Fund’s exposures to the Energy and Consumer Non-Cyclicals2 sectors. Elsewhere, we increased our exposure to structured product overall, in particular collateralized loan obligations (“CLOs”), although we pared the Fund’s allocation to non-agency residential mortgage-backed securities.

We also increased the Fund’s exposure to bank loans, while modestly reducing its allocation to fixed-rate corporate high-yield securities.

The Fund employed U.S. Treasury futures to manage its duration and yield curvev positioning. All told, they detracted from performance during the reporting period. Credit default swaps (CDS) and index swaps (CDX), which were used to manage the Fund’s corporate bond exposure, were a modest headwind for returns. Currency forwards, which were utilized to hedge the Fund’s currency exposures, slightly detracted from performance. Finally, during the reporting period equity options and swaps were used to manage the Fund’s reorganized equity positions and express our views on the market. They were beneficial for performance over the reporting period.

Performance review

For the twelve months ended July 31, 2019, Class A shares of Western Asset Short Duration High Income Fund, excluding sales charges, returned 4.13%. The Fund’s unmanaged benchmark, the Bloomberg Barclays U.S. High Yield 1-5 Yr. Cash Pay 2% Constrained Index, returned 4.63% for the same period. The Lipper Short High Yield Funds Category Averagevi returned 4.36% over the same time frame.

[1]	Consumer Cyclicals consists of the following industries: Automotive, Entertainment, Gaming, Home Construction, Lodging, Retailers, Restaurants, Textiles and other consumer services.

[2]	Consumer Non-Cyclicals consists of the following industries: Consumer Products, Food/Beverage, Health Care, Pharmaceuticals, Supermarkets and Tobacco.

2	Western Asset Short Duration High Income Fund 2019 Annual Report

Performance Snapshot as of July 31, 2019 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Short Duration High Income Fund:
Class A	3.66%	4.13%
Class C	3.30%	3.59%
Class C1[1]	3.45%	3.91%
Class R	3.26%	3.71%
Class I	3.80%	4.42%
Bloomberg Barclays U.S. High Yield 1-5 Yr. Cash Pay 2% Constrained Index	3.76%	4.63%
Lipper Short High Yield Funds Category Average	3.38%	4.36%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended July 31, 2019 for Class A, Class C, Class C1, Class R and Class I shares were 4.65%, 4.02%, 4.39%, 4.33% and 5.02%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class C1 and Class R shares would have been 4.38% and 4.19%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on a Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated November 30, 2018, the gross total annual fund operating expense ratios for Class A, Class C, Class C1, Class R and Class I shares were 1.00%, 1.70%, 1.40%, 1.40% and 0.71%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its ratings biases. In particular, an underweight to securities rated CCC and an overweight to relatively higher quality securities rated BB were beneficial for results. In addition, an opportunistic allocation to investment-grade corporate bonds was rewarded as higher quality corporate securities outperformed their lower rated counterparts.

[1]

Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

Western Asset Short Duration High Income Fund 2019 Annual Report	3

Fund overview (cont’d)

The Fund’s allocation to structured product, including non-agency residential mortgage-backed securities and collateralized loan obligations, contributed to results as they outperformed the benchmark over the reporting period. From a sector perspective, an underweight to the Basic Industry1 and an overweight to the Financials sectors were additive for returns.

In terms of security selection, overweights to Dish DBS Corp. (Dish Network Corp.), Bausch Health Cos. Inc., BioScrip Inc. and HCA Inc. were the largest contributors to performance during the reporting period. The Fund’s Dish DBS Corp. bonds moved higher as fundamental results showed signs of stabilization and the company continued to generate significant free cash flow and could benefit from future mergers and acquisitions (“M&A”) activity. Bausch Health Cos. Inc. is a multinational specialty pharmaceutical company. Its bonds continued to trade well on improved earnings and solid operational execution. The company also used free cash flow to pay down debt. The Fund’s positions in BioScrip Inc. benefited from the announcement of a reverse merger to form the largest independent home infusion provider in the country. The market anticipated that the financing of the merger would result in a full redemption of the Fund’s legacy BioScrip Inc. debt, which resulted in the positions trading higher. The merger was completed on August 7, 2019. HCA Inc. has remained on a positive earnings trajectory, especially relative to the rest of the hospital universe. Solid volume growth has been driven by their commercial business, with more complex services and the benefit from recent acquisitions. Execution of operational initiatives and commitment to drive improvement to their credit ratings resulted in the first lien bonds being upgraded to investment-grade earlier this year, which benefited the company’s entire capital structure.

Q. What were the leading detractors from performance?

A. The largest detractors from the Fund’s relative performance during the reporting period were its reorganized equity positions in the Energy sector, namely Montage Resources, Berry Petroleum Corp. and KCAD Holdings l Ltd. In all three cases, their share prices were dragged down by falling oil prices and idiosyncratic risks.

Duration positioning was a headwind for results, as the Fund maintained an average shorter duration than that of the benchmark, and rates moved lower across the yield curve over the reporting period.

From a sector allocation perspective, the most notable detractors were underweights to the Information Technology and Capital Goods2 sectors. Elsewhere, an allocation to emerging market high-yield was not rewarded as this high-yield market segment lagged the overall high-yield market during the reporting period.

[1]	Basic Industry consists of the following industries: Chemicals, Metals & Mining and Paper.

[2]	Capital Goods consists of the following industries: Aerospace & Defense, Building Materials, Diversified Manufacturing, Construction Machines, Packaging and Environmental.

4	Western Asset Short Duration High Income Fund 2019 Annual Report

Thank you for your investment in Western Asset Short Duration High Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

August 20, 2019

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund invests in high yield bonds, which are rated below investment grade and carry more risk than higher rated securities. Below investment grade securities are commonly referred to as “junk bonds.” Also, the Fund is subject to certain risks of overseas investing, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The use of leverage may increase volatility and possibility of loss. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Asset-backed, mortgage-backed or mortgage-related securities are subject to additional risks, such as prepayment and extension risks. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of July 31, 2019 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 14 through 36 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of July 31, 2019 were: Communication Services (16.1%), Consumer Discretionary (15.8%), Energy (11.7%), Asset-Backed Securities (10.9%) and Financials (9.9%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Short Duration High Income Fund 2019 Annual Report	5

Fund overview (cont’d)

[i]

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates.

ii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The Bloomberg Barclays U.S. High Yield 1-5 Yr. Cash Pay 2% Constrained Index is an index that measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro-rata basis. This index only allows issues with a remaining maturity of 1-5 years. Pay-in-kinds and partial pay-in-kinds are excluded. Investors cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vi

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended July 31, 2019, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 65 funds for the six-month period and among the 64 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

6	Western Asset Short Duration High Income Fund 2019 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of July 31, 2019 and July 31, 2018 and does not include derivatives, such as futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

*

As of September 28, 2018, the Telecommunication Services sector was broadened to include some companies previously classified in the Consumer Discretionary and Information Technology sectors and renamed the Communication Services sector.

‡	Represents less than 0.1%.

Western Asset Short Duration High Income Fund 2019 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on February 1, 2019 and held for the six months ended July 31, 2019.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	3.66%	$1,000.00	$1,036.60	1.00%	$5.05	Class A	5.00%	$1,000.00	$1,019.84	1.00%	$5.01
Class C	3.30	1,000.00	1,033.00	1.71	8.62	Class C	5.00	1,000.00	1,016.31	1.71	8.55
Class C1	3.45	1,000.00	1,034.50	1.40	7.06	Class C1	5.00	1,000.00	1,017.85	1.40	7.00
Class R	3.26	1,000.00	1,032.60	1.40	7.06	Class R	5.00	1,000.00	1,017.85	1.40	7.00
Class I	3.80	1,000.00	1,038.00	0.73	3.69	Class I	5.00	1,000.00	1,021.17	0.73	3.66

8	Western Asset Short Duration High Income Fund 2019 Annual Report

[1]	For the six months ended July 31, 2019.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Western Asset Short Duration High Income Fund 2019 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class C1[2]	Class R	Class I
Twelve Months Ended 7/31/19	4.13%	3.59%	3.91%	3.71%	4.42%
Five Years Ended 7/31/19	2.26	1.53	1.83	1.81	2.52
Ten Years Ended 7/31/19	7.35	N/A	6.88	N/A	7.60
Inception* through 7/31/19	—	3.59	—	2.16	—

With sales charges[3]	Class A	Class C	Class C1[2]	Class R	Class I
Twelve Months Ended 7/31/19	1.85%	2.60%	2.92%	3.71%	4.42%
Five Years Ended 7/31/19	1.78	1.53	1.83	1.81	2.52
Ten Years Ended 7/31/19	7.10	N/A	6.88	N/A	7.60
Inception* through 7/31/19	—	3.59	—	2.16	—

Cumulative total returns
Without sales charges[1]
Class A (7/31/09 through 7/31/19)	103.30%
Class C (Inception date of 8/1/12 through 7/31/19)	27.98
Class C1[2] (7/31/09 through 7/31/19)	94.56
Class R (Inception date of 1/31/14 through 7/31/19)	12.49
Class I (7/31/09 through 7/31/19)	108.11

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1 shares.

[2]	Effective August 1, 2012, Class C shares were reclassified as Class C1 shares.

[3]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.25%. Class C shares and Class C1 shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase payment.

*	Inception dates for Class A, Class C, Class C1, Class R and Class I shares are November 6, 1992, August 1, 2012, August 24, 1994, January 31, 2014 and February 5, 1996, respectively.

10	Western Asset Short Duration High Income Fund 2019 Annual Report

Historical performance

Value of $10,000 invested in

Class A Shares of Western Asset Short Duration High Income Fund vs. Bloomberg Barclays U.S. High Yield 1-5 Yr Cash Pay 2% Constrained Index† — July 2009 — July 2019

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A shares of Western Asset Short Duration High Income Fund on July 31, 2009, assuming the deduction of the maximum initial sales charge of 2.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through July 31, 2019. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg Barclays U.S. High Yield 1-5 Yr Cash Pay 2% Constrained Index. The Bloomberg Barclays U.S. High Yield 1-5 Yr Cash Pay 2% Constrained Index is an index that measures the market of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro-rata basis. This index only allows issues with a remaining maturity of 1-5 years. Pay-in kinds and partial pay-in-kinds are excluded. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Prior to May 1, 2013, the Fund followed different investment strategies under the name “Western Asset High Income Fund”.

Western Asset Short Duration High Income Fund 2019 Annual Report	11

Spread duration (unaudited)

Economic exposure — July 31, 2019

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities

Benchmark	— Bloomberg Barclays U.S. High Yield 1-5 Yr Cash Pay 2% Constrained Index

EM	— Emerging Markets

HY	— High Yield

IG Credit	— Investment Grade Credit

MBS	— Mortgage-Backed Securities

WASD High Income	— Western Asset Short Duration High Income Fund

12	Western Asset Short Duration High Income Fund 2019 Annual Report

Effective duration (unaudited)

Interest rate exposure — July 31, 2019

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities

Benchmark	— Bloomberg Barclays U.S. High Yield 1-5 Yr Cash Pay 2% Constrained Index

EM	— Emerging Markets

HY	— High Yield

IG Credit	— Investment Grade Credit

MBS	— Mortgage-Backed Securities

WASD High Income	— Western Asset Short Duration High Income Fund

Western Asset Short Duration High Income Fund 2019 Annual Report	13

Schedule of investments

July 31, 2019

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 70.0%
Communication Services — 12.5%
Diversified Telecommunication Services — 2.3%
Cogent Communications Group Inc., Senior Secured Notes	5.375%	3/1/22	1,870,000	$1,958,825	(a)
Intelsat Jackson Holdings SA, Senior Secured Notes	8.000%	2/15/24	2,780,000	2,894,953	(a)
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	2,060,000	2,183,600	(a)
UPCB Finance IV Ltd., Senior Secured Notes	5.375%	1/15/25	1,700,000	1,751,000	(a)
Windstream Services LLC/Windstream Finance Corp., Secured Notes	10.500%	6/30/24	880,000	620,400	*(a)(b)
Total Diversified Telecommunication Services				9,408,778
Interactive Media & Services — 0.4%
Match Group Inc., Senior Notes	6.375%	6/1/24	880,000	928,840
Match Group Inc., Senior Notes	5.000%	12/15/27	510,000	537,413	(a)
Total Interactive Media & Services				1,466,253
Media — 6.2%
Altice France SA, Senior Secured Notes	6.250%	5/15/24	2,838,000	2,940,877	(a)
Altice Luxembourg SA, Senior Notes	7.750%	5/15/22	371,000	379,811	(a)
Altice Luxembourg SA, Senior Notes	10.500%	5/15/27	800,000	849,000	(a)
American Media LLC, Secured Notes	10.500%	12/31/26	1,660,000	1,743,000	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/23	750,000	769,800	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.375%	5/1/25	6,000,000	6,210,000	(a)
Diamond Sports Group LLC/Diamond Sports Finance Co., Senior Secured Notes	5.375%	8/15/26	210,000	213,938	(a)(c)
DISH DBS Corp., Senior Notes	5.000%	3/15/23	3,000,000	2,906,250
DISH DBS Corp., Senior Notes	5.875%	11/15/24	2,360,000	2,203,697
DISH DBS Corp., Senior Notes	7.750%	7/1/26	2,115,000	2,077,988
Entercom Media Corp., Secured Notes	6.500%	5/1/27	750,000	795,000	(a)
Meredith Corp., Senior Notes	6.875%	2/1/26	980,000	1,043,700
Sirius XM Radio Inc., Senior Notes	4.625%	7/15/24	1,440,000	1,485,792	(a)
Univision Communications Inc., Senior
Secured Notes	5.125%	5/15/23	1,800,000	1,796,040	(a)
Total Media				25,414,893
Wireless Telecommunication Services — 3.6%
CSC Holdings LLC, Secured Notes	5.375%	7/15/23	700,000	719,670	(a)

See Notes to Financial Statements.

14	Western Asset Short Duration High Income Fund 2019 Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Wireless Telecommunication Services — continued
CSC Holdings LLC, Senior Notes	6.500%	2/1/29	930,000	$1,027,069	(a)
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	2,660,000	3,125,500
Sprint Communications Inc., Senior Notes	6.000%	11/15/22	1,000,000	1,065,000
Sprint Corp., Senior Notes	7.875%	9/15/23	3,510,000	3,922,425
Sprint Corp., Senior Notes	7.125%	6/15/24	2,560,000	2,809,600
T-Mobile USA Inc., Senior Notes	6.000%	4/15/24	1,890,000	1,977,431
Total Wireless Telecommunication Services				14,646,695
Total Communication Services				50,936,619
Consumer Discretionary — 12.9%
Auto Components — 0.7%
American Axle & Manufacturing Inc., Senior Notes	6.625%	10/15/22	710,000	720,700
American Axle & Manufacturing Inc., Senior Notes	6.250%	4/1/25	860,000	865,375
Delphi Technologies PLC, Senior Notes	5.000%	10/1/25	770,000	679,525	(a)
JB Poindexter & Co. Inc., Senior Notes	7.125%	4/15/26	660,000	676,500	(a)
Total Auto Components				2,942,100
Diversified Consumer Services — 2.1%
Carriage Services Inc., Senior Notes	6.625%	6/1/26	1,130,000	1,163,900	(a)
Frontdoor Inc., Senior Notes	6.750%	8/15/26	900,000	960,750	(a)
Prime Security Services Borrower LLC/ Prime Finance Inc., Secured Notes	9.250%	5/15/23	498,000	524,145	(a)
Prime Security Services Borrower LLC/ Prime Finance Inc., Senior Secured Notes	5.250%	4/15/24	1,680,000	1,717,833	(a)
Service Corp. International, Senior Notes	5.375%	5/15/24	3,044,000	3,131,728
Weight Watchers International Inc., Senior Notes	8.625%	12/1/25	1,220,000	1,190,940	(a)
Total Diversified Consumer Services				8,689,296
Hotels, Restaurants & Leisure — 5.3%
1011778 BC ULC/New Red Finance Inc., Secured Notes	5.000%	10/15/25	1,440,000	1,472,400	(a)
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	4.250%	5/15/24	690,000	706,919	(a)
Boyne USA Inc., Secured Notes	7.250%	5/1/25	1,010,000	1,105,950	(a)
Brinker International Inc., Senior Notes	5.000%	10/1/24	950,000	973,750	(a)
Golden Nugget Inc., Senior Notes	8.750%	10/1/25	950,000	997,500	(a)

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2019 Annual Report	15

Schedule of investments (cont’d)

July 31, 2019

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.625%	4/1/25	1,060,000	$1,089,150
International Game Technology PLC, Senior Secured Notes	6.250%	2/15/22	2,670,000	2,823,525	(a)
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., Secured Notes	10.250%	11/15/22	1,100,000	1,174,250	(a)
MGM China Holdings Ltd., Senior Notes	5.375%	5/15/24	1,280,000	1,328,000	(a)
MGM Resorts International, Senior Notes	6.000%	3/15/23	2,000,000	2,175,000
Scientific Games International Inc., Senior Notes	10.000%	12/1/22	1,256,000	1,314,115
Scientific Games International Inc., Senior Secured Notes	5.000%	10/15/25	120,000	123,000	(a)
Silversea Cruise Finance Ltd., Senior Secured Notes	7.250%	2/1/25	2,148,000	2,306,415	(a)
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Senior Secured Notes	5.875%	5/15/25	540,000	535,950	(a)
Viking Cruises Ltd., Senior Notes	6.250%	5/15/25	3,310,000	3,425,850	(a)
Total Hotels, Restaurants & Leisure				21,551,774
Household Durables — 2.4%
Allied Universal Holdco LLC, Senior Secured Notes	6.625%	7/15/26	1,810,000	1,895,975	(a)
Century Communities Inc., Senior Notes	5.875%	7/15/25	480,000	484,800
Lennar Corp., Senior Notes	4.500%	4/30/24	1,590,000	1,662,345
Lennar Corp., Senior Notes	5.875%	11/15/24	1,500,000	1,648,125
TopBuild Corp., Senior Notes	5.625%	5/1/26	2,070,000	2,129,513	(a)
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	410,000	410,871
William Lyon Homes Inc., Senior Notes	6.000%	9/1/23	1,120,000	1,134,000
William Lyon Homes Inc., Senior Notes	5.875%	1/31/25	200,000	201,000
Total Household Durables				9,566,629
Specialty Retail — 1.5%
GameStop Corp., Senior Notes	6.750%	3/15/21	150,000	149,250	(a)
Hertz Corp., Senior Notes	5.875%	10/15/20	1,560,000	1,560,936
L Brands Inc., Senior Notes	5.625%	10/15/23	1,710,000	1,782,675

See Notes to Financial Statements.

16	Western Asset Short Duration High Income Fund 2019 Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Specialty Retail — continued
Party City Holdings Inc., Senior Notes	6.625%	8/1/26	1,050,000	$1,013,250	(a)
ServiceMaster Co. LLC, Senior Notes	5.125%	11/15/24	1,380,000	1,431,350	(a)
Total Specialty Retail				5,937,461
Textiles, Apparel & Luxury Goods — 0.9%
Hanesbrands Inc., Senior Notes	4.625%	5/15/24	2,000,000	2,085,420	(a)
Levi Strauss & Co., Senior Notes	5.000%	5/1/25	950,000	990,375
William Carter Co., Senior Notes	5.625%	3/15/27	660,000	695,475	(a)
Total Textiles, Apparel & Luxury Goods				3,771,270
Total Consumer Discretionary				52,458,530
Consumer Staples — 1.1%
Beverages — 0.3%
Cott Holdings Inc., Senior Notes	5.500%	4/1/25	1,170,000	1,203,637	(a)
Food Products — 0.7%
Lamb Weston Holdings Inc., Senior Notes	4.625%	11/1/24	2,000,000	2,089,540	(a)
Simmons Foods Inc., Secured Notes	5.750%	11/1/24	1,153,000	1,060,760	(a)
Total Food Products				3,150,300
Tobacco — 0.1%
Pyxus International Inc., Secured Notes	9.875%	7/15/21	302,000	255,190
Pyxus International Inc., Senior
Secured Notes	8.500%	4/15/21	50,000	51,188	(a)
Total Tobacco				306,378
Total Consumer Staples				4,660,315
Energy — 10.2%
Energy Equipment & Services — 0.5%
Transocean Guardian Ltd., Senior Secured Notes	5.875%	1/15/24	1,441,800	1,477,845	(a)
Transocean Inc., Senior Notes	9.000%	7/15/23	207,000	218,584	(a)
Transocean Inc., Senior Notes	7.250%	11/1/25	540,000	509,625	(a)
Total Energy Equipment & Services				2,206,054
Oil, Gas & Consumable Fuels — 9.7%
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	3,900,000	3,939,000	(a)
Carrizo Oil & Gas Inc., Senior Notes	8.250%	7/15/25	490,000	492,450
Chesapeake Energy Corp., Senior Notes	7.000%	10/1/24	760,000	624,150
Chesapeake Energy Corp., Senior Notes	8.000%	6/15/27	1,900,000	1,529,500

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2019 Annual Report	17

Schedule of investments (cont’d)

July 31, 2019

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Covey Park Energy LLC/Covey Park Finance Corp., Senior Notes	7.500%	5/15/25	1,410,000	$994,050	(a)
DCP Midstream Operating LP, Senior Notes	4.750%	9/30/21	975,000	1,002,739	(a)
DCP Midstream Operating LP, Senior Notes	4.950%	4/1/22	190,000	197,838
DCP Midstream Operating LP, Senior Notes	5.375%	7/15/25	810,000	861,654
Diamondback Energy Inc., Senior Notes	4.750%	11/1/24	530,000	547,225
Endeavor Energy Resources LP/EER Finance Inc., Senior Notes	5.500%	1/30/26	1,180,000	1,227,200	(a)
Extraction Oil & Gas Inc., Senior Notes	7.375%	5/15/24	1,320,000	1,079,100	(a)
Extraction Oil & Gas Inc., Senior Notes	5.625%	2/1/26	2,220,000	1,649,504	(a)
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	5.625%	6/15/24	1,920,000	1,896,000
Indigo Natural Resources LLC, Senior Notes	6.875%	2/15/26	530,000	449,175	(a)
MEG Energy Corp., Secured Notes	6.500%	1/15/25	500,000	501,875	(a)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	820,000	786,175	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	1,000,000	959,780	(a)
Murphy Oil USA Inc., Senior Notes	6.000%	8/15/23	1,000,000	1,023,750
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	7.500%	11/1/23	2,240,000	2,324,000
NGPL PipeCo LLC, Senior Notes	4.375%	8/15/22	2,000,000	2,086,900	(a)
Northern Oil and Gas Inc., Secured
Notes (8.500% Cash and 1.000% PIK)	8.500%	5/15/23	2,331,614	2,401,562	(d)
Oasis Petroleum Inc., Senior Notes	6.875%	3/15/22	713,000	713,250
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	310,000	306,513
Petrobras Global Finance BV, Senior Notes	6.125%	1/17/22	649,000	700,329
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	300,000	335,115
QEP Resources Inc., Senior Notes	6.875%	3/1/21	287,000	288,435
Range Resources Corp., Senior Notes	5.000%	3/15/23	1,009,000	891,704
Shelf Drilling Holdings Ltd., Senior Notes	8.250%	2/15/25	2,030,000	1,877,750	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.250%	11/15/23	1,000,000	1,004,700

See Notes to Financial Statements.

18	Western Asset Short Duration High Income Fund 2019 Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Teine Energy Ltd., Senior Notes	6.875%	9/30/22	1,210,000		$1,231,175	(a)
Vesta Energy Corp., Senior Notes	8.125%	7/24/23	970,000	CAD	689,025	(a)
Whiting Petroleum Corp., Senior Notes	5.750%	3/15/21	1,520,000		1,527,600
WPX Energy Inc., Senior Notes	6.000%	1/15/22	550,000		572,687
WPX Energy Inc., Senior Notes	8.250%	8/1/23	2,010,000		2,271,300
WPX Energy Inc., Senior Notes	5.750%	6/1/26	450,000		464,062
Total Oil, Gas & Consumable Fuels					39,447,272
Total Energy					41,653,326
Financials — 8.6%
Banks — 2.9%
Bank of America Corp., Junior Subordinated Notes (5.875% to 3/15/28 then 3 mo. USD LIBOR + 2.931%)	5.875%	3/15/28	690,000		732,159	(e)(f)
Barclays PLC, Junior Subordinated Notes (8.000% to 6/15/24 then 5 year U.S. Treasury Constant Maturity Rate + 5.672%)	8.000%	6/15/24	750,000		788,261	(e)(f)
CIT Group Inc., Senior Notes	4.750%	2/16/24	850,000		903,125
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year ICE Swap Rate + 6.185%)	8.125%	12/23/25	1,320,000		1,532,850	(a)(e)(f)
Danske Bank A/S, Senior Notes	5.375%	1/12/24	500,000		544,626	(a)
HSBC Holdings PLC, Junior Subordinated Notes (6.500% to 3/23/28 then USD 5 year ICE Swap Rate + 3.606%)	6.500%	3/23/28	1,460,000		1,523,364	(e)(f)
Intesa Sanpaolo SpA, Subordinated Notes	5.017%	6/26/24	1,500,000		1,520,025	(a)
Lions Gate Capital Holdings LLC, Senior Notes	6.375%	2/1/24	850,000		898,875	(a)
Lions Gate Capital Holdings LLC, Senior Notes	5.875%	11/1/24	630,000		659,925	(a)
NatWest Markets NV, Subordinated Notes	7.750%	5/15/23	580,000		654,459
Royal Bank of Scotland Group PLC, Junior Subordinated Notes (8.625% to 8/15/21 then USD 5 year ICE Swap Rate + 7.598%)	8.625%	8/15/21	1,050,000		1,119,563	(e)(f)
UniCredit SpA, Subordinated Notes (7.296% to 4/2/29 then USD 5 year ICE Swap Rate + 4.914%)	7.296%	4/2/34	960,000		1,069,841	(a)(f)
Total Banks					11,947,073

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2019 Annual Report	19

Schedule of investments (cont’d)

July 31, 2019

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Capital Markets — 0.7%
Credit Suisse Group AG, Junior Subordinated Notes (7.250% to 9/12/25 then USD 5 year ICE Swap Rate + 4.332%)	7.250%	9/12/25	200,000	$214,171	(a)(e)(f)
Credit Suisse Group AG, Junior Subordinated Notes (7.500% to 7/17/23 then USD 5 year ICE Swap Rate + 4.600%)	7.500%	7/17/23	210,000	223,275	(a)(e)(f)
Donnelley Financial Solutions Inc., Senior Notes	8.250%	10/15/24	1,000,000	1,042,500
UBS Group Funding Switzerland AG, Junior Subordinated Notes (7.000% to 1/31/24 then USD 5 year ICE Swap Rate + 4.344%)	7.000%	1/31/24	1,130,000	1,193,563	(a)(e)(f)
Total Capital Markets				2,673,509
Consumer Finance — 2.2%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	1,430,000	1,478,262
Ally Financial Inc., Senior Notes	7.500%	9/15/20	1,450,000	1,522,500
FirstCash Inc., Senior Notes	5.375%	6/1/24	1,200,000	1,245,036	(a)
Navient Corp., Senior Notes	6.500%	6/15/22	4,530,000	4,834,416
Total Consumer Finance				9,080,214
Diversified Financial Services — 2.4%
ASP AMC Merger Sub Inc., Senior Notes	8.000%	5/15/25	1,830,000	1,253,550	(a)
DAE Funding LLC, Senior Notes	5.750%	11/15/23	2,680,000	2,824,050	(a)
Global Aircraft Leasing Co. Ltd., Senior Notes (6.500% Cash or 7.250% PIK)	6.500%	9/15/24	3,230,000	3,223,863	(a)(d)
Hunt Cos. Inc., Senior Secured Notes	6.250%	2/15/26	410,000	388,475	(a)
ILFC E-Capital Trust I, Ltd. GTD ((Highest of 3 mo. USD LIBOR, 10 year U.S. Treasury Constant Maturity Rate and 30 year U.S. Treasury Constant Maturity Rate) + 1.550%)	4.090%	12/21/65	1,250,000	876,900	(a)(f)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	1,238,000	1,338,959	(a)
Total Diversified Financial Services				9,905,797
Insurance — 0.2%
Fidelity & Guaranty Life Holdings Inc., Senior Notes	5.500%	5/1/25	890,000	934,500	(a)

See Notes to Financial Statements.

20	Western Asset Short Duration High Income Fund 2019 Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Thrifts & Mortgage Finance — 0.2%
Radian Group Inc., Senior Notes	4.875%	3/15/27	620,000	$623,100
Total Financials				35,164,193
Health Care — 7.4%
Health Care Equipment & Supplies — 0.8%
Immucor Inc., Senior Notes	11.125%	2/15/22	1,210,000	1,238,738	(a)
Kinetic Concepts Inc./KCI USA Inc.,
Secured Notes	12.500%	11/1/21	1,846,000	2,021,370	(a)
Total Health Care Equipment & Supplies				3,260,108
Health Care Providers & Services — 5.0%
Air Medical Group Holdings Inc., Senior Notes	6.375%	5/15/23	540,000	488,700	(a)
BioScrip Inc., First Lien Notes ((Highest of Federal Funds Rate + 0.500%, Prime Rate and 1 mo. LIBOR (subject to 1.000% floor) + 1.000%), 1 mo. LIBOR (subject to 1.000% floor) + 6.000%, or 1 mo. LIBOR (subject to 1.000% floor) + 7.000%)	9.402%	8/15/20	108,000	107,460	(f)(g)(h)(i)
BioScrip Inc., First Lien Notes ((Highest of Federal Funds Rate + 0.500%, Prime Rate and 1 mo. LIBOR (subject to 1.000% floor) + 1.000%), 1 mo. LIBOR (subject to 1.000% floor) + 6.000%, or 1 mo. LIBOR (subject to 1.000% floor) + 7.000%)	9.402%	6/30/22	1,427,000	1,491,215	(f)(g)(h)(i)
BioScrip Inc., Senior Notes	8.875%	2/15/21	2,340,000	2,382,412
Centene Corp., Senior Notes	4.750%	1/15/25	2,490,000	2,567,812
CHS/Community Health Systems Inc., Senior Secured Notes	8.000%	3/15/26	1,530,000	1,470,713	(a)
DaVita Inc., Senior Notes	5.000%	5/1/25	750,000	737,828
HCA Inc., Senior Notes	5.375%	2/1/25	3,540,000	3,837,218
Polaris Intermediate Corp., Senior
Notes (8.500% PIK)	8.500%	12/1/22	1,270,000	1,181,100	(a)(d)
RegionalCare Hospital Partners Holdings Inc., Senior Secured Notes	8.250%	5/1/23	1,240,000	1,321,003	(a)
RegionalCare Hospital Partners Holdings Inc./LifePoint Health Inc., Senior Notes	9.750%	12/1/26	780,000	829,725	(a)
Tenet Healthcare Corp., Senior Notes	6.750%	6/15/23	3,960,000	4,078,800
Total Health Care Providers & Services				20,493,986

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2019 Annual Report	21

Schedule of investments (cont’d)

July 31, 2019

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Pharmaceuticals — 1.6%
Bausch Health Americas Inc., Senior Notes	9.250%	4/1/26	1,240,000	$1,391,900	(a)
Bausch Health Cos. Inc., Senior Notes	6.125%	4/15/25	2,900,000	2,990,625	(a)
Bausch Health Cos. Inc., Senior Secured Notes	5.500%	11/1/25	530,000	553,187	(a)
HLF Financing Sarl LLC/Herbalife International Inc., Senior Notes	7.250%	8/15/26	920,000	914,250	(a)
Par Pharmaceutical Inc., Senior Secured Notes	7.500%	4/1/27	700,000	637,000	(a)
Total Pharmaceuticals				6,486,962
Total Health Care				30,241,056
Industrials — 5.1%
Aerospace & Defense — 0.7%
Avolon Holdings Funding Ltd., Senior Notes	5.125%	10/1/23	1,430,000	1,523,093	(a)
BBA US Holdings Inc., Senior Notes	5.375%	5/1/26	1,230,000	1,291,500	(a)
Total Aerospace & Defense				2,814,593
Air Freight & Logistics — 0.6%
XPO Logistics Inc., Senior Notes	6.125%	9/1/23	2,189,000	2,260,143	(a)
Airlines — 0.2%
American Airlines, Pass-Through Trust	5.625%	1/15/21	109,065	111,682	(a)
Continental Airlines Inc. Pass-Through Trust	5.500%	10/29/20	125,025	128,007
Continental Airlines Pass-Through Trust	8.388%	11/1/20	95	105
United Continental Holdings Inc., Senior Notes	4.250%	10/1/22	740,000	759,425
Total Airlines				999,219
Building Products — 0.4%
Standard Industries Inc., Senior Notes	5.500%	2/15/23	1,300,000	1,334,125	(a)
Standard Industries Inc., Senior Notes	5.375%	11/15/24	500,000	514,370	(a)
Total Building Products				1,848,495
Commercial Services & Supplies — 1.7%
ADT Security Corp., Senior Secured Notes	4.125%	6/15/23	1,740,000	1,753,050
GFL Environmental Inc., Senior Notes	5.625%	5/1/22	100,000	101,250	(a)
GFL Environmental Inc., Senior Notes	5.375%	3/1/23	1,250,000	1,273,437	(a)
GFL Environmental Inc., Senior Notes	8.500%	5/1/27	870,000	954,825	(a)
United Rentals North America Inc., Secured Notes	4.625%	7/15/23	1,000,000	1,025,970

See Notes to Financial Statements.

22	Western Asset Short Duration High Income Fund 2019 Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Services & Supplies — continued
United Rentals North America Inc., Senior Notes	4.625%	10/15/25	390,000	$396,825
United Rentals North America Inc., Senior Notes	6.500%	12/15/26	330,000	359,601
Waste Pro USA Inc., Senior Notes	5.500%	2/15/26	890,000	914,475	(a)
Total Commercial Services & Supplies				6,779,433
Machinery — 0.8%
Allison Transmission Inc., Senior Notes	5.000%	10/1/24	1,350,000	1,376,595	(a)
Allison Transmission Inc., Senior Notes	4.750%	10/1/27	210,000	211,312	(a)
Cleaver-Brooks Inc., Senior Secured Notes	7.875%	3/1/23	1,710,000	1,586,025	(a)
MAI Holdings Inc., Senior Secured Notes	9.500%	6/1/23	450,000	283,500
Total Machinery				3,457,432
Road & Rail — 0.3%
Flexi-Van Leasing Inc., Secured Notes	10.000%	2/15/23	1,080,000	1,036,800	(a)
Trading Companies & Distributors — 0.4%
Ahern Rentals Inc., Secured Notes	7.375%	5/15/23	330,000	287,100	(a)
Beacon Roofing Supply Inc., Senior Notes	4.875%	11/1/25	1,230,000	1,222,313	(a)
Total Trading Companies & Distributors				1,509,413
Total Industrials				20,705,528
Information Technology — 0.8%
Semiconductors & Semiconductor Equipment — 0.8%
Advanced Micro Devices Inc, Senior Notes	7.000%	7/1/24	460,000	480,125
Seagate HDD Cayman, Senior Notes	4.875%	3/1/24	2,726,000	2,794,060
Total Information Technology				3,274,185
Materials — 8.8%
Chemicals — 0.8%
FXI Holdings Inc., Senior Secured Notes	7.875%	11/1/24	1,160,000	1,046,900	(a)
Valvoline Inc., Senior Notes	5.500%	7/15/24	1,600,000	1,660,000
Valvoline Inc., Senior Notes	4.375%	8/15/25	720,000	729,000
Total Chemicals				3,435,900
Construction Materials — 0.3%
Summit Materials LLC/Summit Materials Finance Corp., Senior Notes	5.125%	6/1/25	640,000	648,000	(a)
U.S. Concrete Inc., Senior Notes	6.375%	6/1/24	600,000	627,000
Total Construction Materials				1,275,000

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2019 Annual Report	23

Schedule of investments (cont’d)

July 31, 2019

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Containers & Packaging — 2.6%
ARD Securities Finance SARL, Senior Secured Notes (8.750% PIK)	8.750%	1/31/23	1,110,410	$1,152,050	(a)(d)
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., Senior Notes	7.250%	5/15/24	200,000	211,854	(a)
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., Senior Notes	6.000%	2/15/25	1,760,000	1,821,600	(a)
Cascades Inc., Senior Notes	5.500%	7/15/22	100,000	101,500	(a)
Flex Acquisition Co. Inc., Senior Notes	7.875%	7/15/26	1,090,000	989,175	(a)
Greif Inc., Senior Notes	6.500%	3/1/27	1,390,000	1,452,550	(a)
Pactiv LLC, Senior Notes	7.950%	12/15/25	470,000	514,650
Pactiv LLC, Senior Notes	8.375%	4/15/27	1,705,000	1,866,975
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.125%	7/15/23	760,000	775,200	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes (3 mo. USD LIBOR + 3.500%)	5.803%	7/15/21	160,000	161,000	(a)(f)
Trivium Packaging Finance BV, Senior Notes	8.500%	8/15/27	560,000	592,362	(a)(c)
Trivium Packaging Finance BV, Senior Secured Notes	5.500%	8/15/26	790,000	816,663	(a)(c)
Total Containers & Packaging				10,455,579
Metals & Mining — 4.3%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	800,000	842,000	(a)
Alcoa Nederland Holding BV, Senior Notes	7.000%	9/30/26	4,160,000	4,477,200	(a)
First Quantum Minerals Ltd., Senior Notes	7.250%	5/15/22	250,000	252,575	(a)
First Quantum Minerals Ltd., Senior Notes	7.250%	4/1/23	600,000	596,250	(a)
First Quantum Minerals Ltd., Senior Notes	7.500%	4/1/25	2,820,000	2,770,650	(a)
Freeport-McMoRan Inc., Senior Notes	3.875%	3/15/23	390,000	391,833
Freeport-McMoRan Inc., Senior Notes	4.550%	11/14/24	4,160,000	4,275,232
Hudbay Minerals Inc., Senior Notes	7.250%	1/15/23	521,000	537,932	(a)
Hudbay Minerals Inc., Senior Notes	7.625%	1/15/25	2,625,000	2,733,334	(a)

See Notes to Financial Statements.

24	Western Asset Short Duration High Income Fund 2019 Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
Murray Energy Corp., Secured Notes (9.000% Cash & 3.000% PIK)	12.000%	4/15/24	662,505	$120,907	(a)(d)
Northwest Acquisitions ULC/Dominion Finco Inc., Secured Notes	7.125%	11/1/22	830,000	566,475	(a)
Total Metals & Mining				17,564,388
Paper & Forest Products — 0.8%
Mercer International Inc., Senior Notes	6.500%	2/1/24	1,710,000	1,733,513
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	1,500,000	1,515,000
Total Paper & Forest Products				3,248,513
Total Materials				35,979,380
Real Estate — 2.4%
Equity Real Estate Investment Trusts (REITs) — 1.6%
CoreCivic Inc., Senior Notes	4.125%	4/1/20	220,000	219,175
CoreCivic Inc., Senior Notes	5.000%	10/15/22	1,760,000	1,731,400
GEO Group Inc., Senior Notes	5.125%	4/1/23	1,840,000	1,646,800
Iron Mountain Inc., Senior Notes	6.000%	8/15/23	3,000,000	3,065,670
Total Equity Real Estate Investment Trusts (REITs)				6,663,045
Real Estate Management & Development — 0.8%
Five Point Operating Co. LP/Five Point Capital Corp., Senior Notes	7.875%	11/15/25	1,640,000	1,644,133	(a)
Forestar Group Inc., Senior Notes	8.000%	4/15/24	1,550,000	1,658,500	(a)
Total Real Estate Management & Development				3,302,633
Total Real Estate				9,965,678
Utilities — 0.2%
Electric Utilities — 0.2%
Talen Energy Supply LLC, Senior Notes	10.500%	1/15/26	660,000	622,050	(a)
Total Corporate Bonds & Notes (Cost — $282,810,485)				285,660,860
Senior Loans — 11.7%
Communication Services — 3.0%
Diversified Telecommunication Services — 0.9%
CenturyLink Inc., Initial Term Loan B (1 mo. USD LIBOR + 2.750%)	4.984%	1/31/25	2,501,900	2,489,078	(f)(j)(k)
Commscope Inc., Initial Term Loan (1 mo. USD LIBOR + 3.250%)	5.484%	4/4/26	1,340,000	1,343,970	(f)(j)(k)
Total Diversified Telecommunication Services				3,833,048
Media — 2.1%
Applovin Corp., Initial Term Loan (1 mo. USD LIBOR + 3.500%)	5.734%	8/15/25	1,316,692	1,321,629	(f)(h)(j)(k)

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2019 Annual Report	25

Schedule of investments (cont’d)

July 31, 2019

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
CBS Radio Inc., Term Loan B1 (1 mo. USD LIBOR + 2.750%)	4.991%	11/18/24	957,568	$959,124	(f)(j)(k)
Diamond Sports Group LLC, Term Loan	—	7/17/26	180,000	180,563	(l)
EW Scripps Co., Term Loan B1 (1 mo. USD LIBOR + 2.750%)	4.984%	5/1/26	1,496,250	1,499,524	(f)(j)(k)
iHeartCommunications Inc., Term Loan (3 mo. USD LIBOR + 4.000%)	6.579%	5/4/26	2,080,000	2,099,933	(f)(j)(k)(l)
Nascar Holdings Inc., Term Loan	—	7/27/26	2,500,000	2,513,542	(l)
Total Media				8,574,315
Total Communication Services				12,407,363
Consumer Discretionary — 2.9%
Auto Components — 0.5%
Drive Chassis Holdco LLC, Second Lien Term Loan B (3 mo. USD LIBOR + 8.250%)	10.588%	4/10/26	880,000	847,000	(f)(h)(j)(k)
Panther BF Aggregator 2 LP, First Lien Initial Dollar Term Loan (1 mo. USD LIBOR + 3.500%)	5.734%	4/30/26	910,000	911,410	(f)(j)(k)
Total Auto Components				1,758,410
Diversified Consumer Services — 0.2%
Prime Security Services Borrower LLC, Term Loan B1 (1 mo. USD LIBOR + 2.750%)	4.984%	5/2/22	857,000	857,429	(f)(j)(k)
Hotels, Restaurants & Leisure — 0.8%
ASHCO LLC, Initial Term Loan (1 mo. USD LIBOR + 5.000%)	7.234%	9/25/24	461,775	438,109	(f)(j)(k)
Equinox Holdings Inc., First Lien Incremental Term Loan B1 (1 mo. USD LIBOR + 3.000%)	5.234%	3/8/24	1,466,381	1,471,116	(f)(j)(k)
Golden Nugget Inc., Term Loan B (1 mo. USD LIBOR + 2.750%)	4.984-5.064%	10/4/23	544,925	546,203	(f)(j)(k)
Scientific Games International Inc., Initial Term Loan B5 (1 mo. USD LIBOR + 2.750%)	4.984%	8/14/24	935,780	932,661	(f)(j)(k)
Total Hotels, Restaurants & Leisure				3,388,089
Specialty Retail — 1.3%
Academy Ltd., Initial Term Loan (1 mo. USD LIBOR + 4.000%)	6.388-6.402%	7/1/22	1,542,682	1,082,287	(f)(j)(k)
CWGS Group LLC, Term Loan (1 mo. USD LIBOR + 2.750%)	4.984-5.152%	11/8/23	496,025	465,954	(f)(j)(k)

See Notes to Financial Statements.

26	Western Asset Short Duration High Income Fund 2019 Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Specialty Retail — continued
Party City Holdings Inc., 2018 Replacement Term Loan (1 mo. USD LIBOR + 2.500%)	4.740%	8/19/22	139,877	$139,776	(f)(j)(k)
PetSmart Inc., Term Loan B2 (1 mo. USD LIBOR + 4.000%)	6.380%	3/11/22	1,599,255	1,573,516	(f)(j)(k)
Sally Holdings LLC, Term Loan B2	4.500%	7/5/24	710,000	681,600	(h)(j)(k)
Spencer Spirit IH LLC, Initial Term Loan (1 mo. USD LIBOR + 6.000%)	8.298%	6/12/26	1,320,000	1,304,325	(f)(j)(k)
Total Specialty Retail				5,247,458
Textiles, Apparel & Luxury Goods — 0.1%
TOMS Shoes LLC, Initial Term Loan (3 mo. USD LIBOR + 5.500%)	7.760%	10/30/20	594,398	454,714	(f)(h)(j)(k)
Total Consumer Discretionary				11,706,100
Energy — 0.4%
Oil, Gas & Consumable Fuels — 0.4%
BCP Renaissance Parent LLC, Initial Term Loan (3 mo. USD LIBOR + 3.500%)	5.756%	10/31/24	1,089,000	1,090,556	(f)(j)(k)
Permian Production Partners LLC, Initial Term Loan (1 mo. USD LIBOR + 6.000%)	8.240%	5/20/24	864,500	704,568	(f)(h)(j)(k)
Total Energy				1,795,124
Financials — 0.8%
Diversified Financial Services — 0.8%
Intelsat Jackson Holdings SA, Term Loan B3 (1 mo. USD LIBOR + 3.750%)	5.991%	11/27/23	480,000	481,680	(f)(j)(k)
Jane Street Group LLC, New Term Loan (1 mo. USD LIBOR + 3.000%)	5.234%	8/25/22	1,117,186	1,113,462	(f)(j)(k)
Kestra Financial Inc., Initial Term Loan (3 mo. USD LIBOR + 4.250%)	6.780%	6/3/26	1,200,000	1,194,000	(f)(j)(k)
UFC Holdings LLC, Term Loan B (1 mo. USD LIBOR + 3.250%)	5.490%	4/29/26	429,396	430,846	(f)(j)(k)
Total Financials				3,219,988
Health Care — 2.2%
Health Care Providers & Services — 1.8%
LifePoint Health Inc., First Lien Term Loan B (3 mo. USD LIBOR + 4.500%)	6.769%	11/16/25	646,750	650,691	(f)(j)(k)
MPH Acquisition Holdings LLC, Initial Term Loan (3 mo. USD LIBOR + 2.750%)	5.080%	6/7/23	2,250,980	2,187,872	(f)(j)(k)

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2019 Annual Report	27

Schedule of investments (cont’d)

July 31, 2019

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
Radnet Management Inc., First Lien Term Loan B1	5.830-8.250%	6/30/23	2,268,935	$2,264,681	(f)(j)(k)
U.S. Renal Care Inc., First Lien Term Loan B (1 mo. USD LIBOR + 5.000%)	7.250%	6/12/26	2,260,000	2,220,450	(f)(j)(k)
Total Health Care Providers & Services				7,323,694
Health Care Technology — 0.1%
AthenaHealth Inc., First Lien Term Loan B (3 mo. USD LIBOR + 4.500%)	7.045%	2/11/26	538,650	541,511	(f)(j)(k)
Pharmaceuticals — 0.3%
Beta Sub LLC, Term Loan	—	5/22/26	1,270,000	1,266,825	(h)(l)
Total Health Care				9,132,030
Industrials — 1.4%
Building Products — 0.5%
Ply Gem Midco Inc., Initial Term Loan (1 mo. USD LIBOR + 3.750%)	6.119%	4/12/25	2,108,700	2,062,572	(f)(j)(k)
Commercial Services & Supplies — 0.3%
Garda World Security Corp., New Incremental Term Loan B (3 mo. USD LIBOR + 3.500%)	6.020-8.000%	5/24/24	1,255,789	1,259,909	(f)(j)(k)
Professional Services — 0.2%
Advantage Sales & Marketing Inc., First Lien Initial Term Loan (3 mo. USD LIBOR + 3.250%)	5.580%	7/23/21	873,943	811,238	(f)(j)(k)
Transportation Infrastructure — 0.4%
GlobalTranz Enterprises LLC, First Lien Delayed Draw Term Loan	1.000%	5/15/26	301,538	289,477	(f)(h)(j)(k)
GlobalTranz Enterprises LLC, First Lien Initial Term Loan (1 mo. USD LIBOR + 5.000%)	7.314%	5/15/26	1,168,462	1,121,723	(f)(h)(j)(k)
Total Transportation Infrastructure				1,411,200
Total Industrials				5,544,919
Information Technology — 0.3%
Software — 0.3%
Ultimate Software Group Inc., First Lien Initial Term Loan (3 mo. USD LIBOR + 3.750%)	6.080%	5/4/26	1,320,000	1,331,756	(f)(j)(k)

See Notes to Financial Statements.

28	Western Asset Short Duration High Income Fund 2019 Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Materials — 0.4%
Containers & Packaging — 0.4%
Reynolds Group Holdings Inc., Incremental US Term Loan (1 mo. USD LIBOR + 2.750%)	4.984%	2/6/23	1,461,284	$1,463,894	(f)(j)(k)
Utilities — 0.3%
Electric Utilities — 0.3%
Panda Temple Power LLC, Second Lien Term Loan (1 mo. USD LIBOR + 8.000% PIK)	10.269%	2/7/23	996,224	998,714	(d)(f)(h)(j)(k)
Total Senior Loans (Cost — $48,336,342)				47,599,888
Asset-Backed Securities — 10.9%
Ameriquest Mortgage Securities Inc., 2002-C M1 (1 mo. USD LIBOR + 3.375%)	5.641%	11/25/32	1,488,836	1,510,076	(f)
Anchorage Capital CLO 3-R Ltd., 2014-3RA E (3 mo. USD LIBOR + 5.500%)	7.756%	1/28/31	1,330,000	1,214,303	(a)(f)
Ares XLII CLO Ltd., 2017-42A D (3 mo. USD LIBOR + 3.450%)	5.728%	1/22/28	800,000	797,748	(a)(f)
Ares XLIV CLO Ltd., 2017-44A D (3 mo. USD LIBOR + 6.550%)	8.853%	10/15/29	1,500,000	1,473,532	(a)(f)
Ares XXXVII CLO Ltd., 2015-4A CR (3 mo. USD LIBOR + 2.650%)	4.953%	10/15/30	1,050,000	998,475	(a)(f)
Avery Point VI CLO Ltd., 2015-6A DR (3 mo. USD LIBOR + 2.950%)	5.515%	8/5/27	1,020,000	1,013,135	(a)(f)
Avery Point VI CLO Ltd., 2015-6A E1 (3 mo. USD LIBOR + 5.500%)	8.065%	8/5/27	1,500,000	1,468,897	(a)(f)
Battalion CLO XI Ltd., 2017-11A D (3 mo. USD LIBOR + 3.340%)	5.623%	10/24/29	1,850,000	1,834,571	(a)(f)
BlueMountain CLO Ltd., 2012-2A ER2 (3 mo. USD LIBOR + 5.750%)	8.270%	11/20/28	800,000	775,979	(a)(f)
BlueMountain CLO Ltd., 2015-2A ER (3 mo. USD LIBOR + 5.200%)	7.500%	7/18/27	750,000	713,204	(a)(f)
Carlyle US CLO Ltd., 2017-2A C (3 mo. USD LIBOR + 3.700%)	5.978%	7/20/31	1,750,000	1,740,763	(a)(f)
Catskill Park CLO Ltd., 2017-1A D (3 mo. USD LIBOR + 6.000%)	8.278%	4/20/29	800,000	772,042	(a)(f)
Cent CLO 24 Ltd., 2015-24A CR (3 mo. USD LIBOR + 3.150%)	5.453%	10/15/26	700,000	696,544	(a)(f)
Cook Park CLO Ltd., 2018-1A E (3 mo. USD LIBOR + 5.400%)	7.703%	4/17/30	250,000	229,125	(a)(f)

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2019 Annual Report	29

Schedule of investments (cont’d)

July 31, 2019

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Cumberland Park CLO Ltd., 2015-2A ER (3 mo. USD LIBOR + 5.650%)	7.928%	7/20/28	1,500,000	$1,470,090	(a)(f)
CVP CLO Ltd., 2017-2A D (3 mo. USD LIBOR + 2.650%)	4.928%	1/20/31	600,000	557,379	(a)(f)
Golub Capital Partners CLO 41 B Ltd., 2019-41A D (3 mo. USD LIBOR + 3.750%)	6.335%	4/20/29	250,000	250,287	(a)(f)
Greenwood Park CLO Ltd., 2018-1A D (3 mo. USD LIBOR + 2.500%)	4.803%	4/15/31	700,000	658,484	(a)(f)
Greywolf CLO IV Ltd., 2019-1A C (3 mo. USD LIBOR + 3.950%)	6.538%	4/17/30	610,000	605,013	(a)(f)
GSAA Home Equity Trust, 2006-5 2A3 (1 mo. USD LIBOR + 0.270%)	2.536%	3/25/36	2,533,444	1,711,845	(f)
Jackson Mill CLO Ltd., 2015-1A DR (3 mo. USD LIBOR + 2.800%)	5.103%	4/15/27	1,500,000	1,499,961	(a)(f)
Jamestown CLO IV Ltd., 2014-4A A2R (3 mo. USD LIBOR + 1.350%)	3.653%	7/15/26	1,000,000	1,001,185	(a)(f)
Jamestown CLO VIII Ltd., 2015-8A D2 (3 mo. USD LIBOR + 6.750%)	9.053%	1/15/28	1,475,000	1,474,878	(a)(f)
LCM XIV LP, 14A ER (3 mo. USD LIBOR + 5.500%)	7.778%	7/20/31	750,000	702,023	(a)(f)
LCM XXI LP, 21A ER (3 mo. USD LIBOR + 5.750%)	8.028%	4/20/28	800,000	782,976	(a)(f)
LCM XXII Ltd., 22A DR (3 mo. USD LIBOR + 5.500%)	7.778%	10/20/28	750,000	704,930	(a)(f)
Magnetite VII Ltd., 2012-7A DR2 (3 mo. USD LIBOR + 4.500%)	6.803%	1/15/28	1,250,000	1,181,588	(a)(f)
Midocean Credit CLO VII, 2017-7A D (3 mo. USD LIBOR + 3.880%)	6.183%	7/15/29	500,000	500,064	(a)(f)
Neuberger Berman CLO XVII Ltd., 2014-17A ER (3 mo. USD LIBOR + 6.550%)	8.828%	4/22/29	820,000	793,338	(a)(f)
Oaktree CLO Ltd., 2019-1A D (3 mo. USD LIBOR + 3.800%)	6.078%	4/22/30	700,000	692,598	(a)(f)
Octagon Investment Partners XXIII Ltd., 2015-1A ER (3 mo. USD LIBOR + 5.750%)	8.053%	7/15/27	560,000	555,899	(a)(f)
OZLM XI Ltd., 2015-11A BR (3 mo. USD LIBOR + 2.300%)	4.566%	10/30/30	1,250,000	1,242,455	(a)(f)
OZLM XIX Ltd., 2017-19A C (3 mo. USD LIBOR + 3.100%)	5.403%	11/22/30	1,500,000	1,441,248	(a)(f)

See Notes to Financial Statements.

30	Western Asset Short Duration High Income Fund 2019 Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
OZLM XVI Ltd., 2017-16A C (3 mo. USD LIBOR + 3.550%)	6.075%	5/16/30	250,000	$247,106	(a)(f)
Saranac CLO III Ltd., 2014-3A DR (3 mo. USD LIBOR + 3.250%)	5.593%	6/22/30	1,140,000	1,094,511	(a)(f)
Sound Point CLO III-R Ltd., 2013-2RA E (3 mo. USD LIBOR + 6.000%)	8.303%	4/15/29	1,250,000	1,184,356	(a)(f)
Sound Point CLO XV Ltd., 2017-1A E (3 mo. USD LIBOR + 5.960%)	8.219%	1/23/29	1,100,000	1,040,422	(a)(f)
Structured Asset Securities Corp. Trust, 2005-SC1 1A2	7.099%	5/25/31	2,016,782	1,818,194	(a)(f)
Thayer Park CLO Ltd., 2017-1A C (3 mo. USD LIBOR + 3.700%)	5.978%	4/20/29	250,000	249,995	(a)(f)
THL Credit Wind River CLO Ltd., 2016-1A ER (3 mo. USD LIBOR + 5.550%)	7.853%	7/15/28	1,000,000	961,788	(a)(f)
Treman Park CLO Ltd., 2015-1A ERR (3 mo. USD LIBOR + 5.500%)	7.778%	10/20/28	1,250,000	1,225,524	(a)(f)
Venture XVII CLO Ltd., 2014-17A DRR (3 mo. USD LIBOR + 2.820%)	5.123%	4/15/27	700,000	684,769	(a)(f)
Venture XVII CLO Ltd., 2014-17A ERR (3 mo. USD LIBOR + 5.740%)	8.043%	4/15/27	650,000	635,555	(a)(f)
Voya CLO Ltd., 2015-1A DR (3 mo. USD LIBOR + 5.650%)	7.950%	1/18/29	500,000	460,956	(a)(f)
Voya CLO Ltd., 2017-1A B (3 mo. USD LIBOR + 2.300%)	4.603%	4/17/30	1,500,000	1,499,970	(a)(f)
Whitehorse XII Ltd., 2018-12A D (3 mo. USD LIBOR + 3.650%)	5.953%	10/15/31	250,000	243,343	(a)(f)
Total Asset-Backed Securities (Cost — $45,051,437)				44,411,124

			Shares
Common Stocks — 1.7%
Communication Services — 0.0%
Media — 0.0%
New Cotai LLC/New Cotai Capital Corp., Class B Shares			7	0	*(g)(h)(m)
Consumer Discretionary — 0.0%
Hotels, Restaurants & Leisure — 0.0%
Bossier Escrow Shares			83,175	17,533	*(g)(h)

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2019 Annual Report	31

Schedule of investments (cont’d)

July 31, 2019

Western Asset Short Duration High Income Fund

Security			Shares	Value
Energy — 1.0%
Energy Equipment & Services — 0.1%
Hercules Offshore Inc. (Escrow)			134,398	$88,039	*(g)(h)
KCAD Holdings I Ltd.			282,728,964	262,938	*(g)(h)
Total Energy Equipment & Services				350,977
Oil, Gas & Consumable Fuels — 0.9%
Berry Petroleum Corp.			324,927	3,184,284
Montage Resources Corp.			128,952	430,700	*
MWO Holdings LLC			738	56,354	*(g)(h)
Total Oil, Gas & Consumable Fuels				3,671,338
Total Energy				4,022,315
Financials — 0.4%
Capital Markets — 0.4%
Owl Rock Capital Corp.			92,857	1,471,784	*
Utilities — 0.3%
Electric Utilities — 0.3%
Panda Temple Power LLC			64,077	1,409,694	*
Total Common Stocks (Cost — $29,316,491)				6,921,326

	Rate	Maturity Date	Face Amount†
Collateralized Mortgage Obligations (n) — 1.5%
CSMC Trust, 2015-2R 7A2	4.103%	8/27/36	2,450,501	2,097,588	(a)(f)
Federal National Mortgage Association (FNMA) — CAS, 2017-C03 1B1 (1 mo. USD LIBOR + 4.850%)	7.116%	10/25/29	1,520,000	1,726,450	(a)(f)
LSTAR Securities Investment Ltd., 2019-4 A1 (1 mo. USD LIBOR + 1.500%)	3.902%	5/1/24	1,013,433	1,026,531	(a)(f)
LSTAR Securities Investment Trust, 2018-2 A2 (1 mo. USD LIBOR + 2.500%)	4.902%	4/1/23	1,480,000	1,485,982	(a)(f)
Total Collateralized Mortgage Obligations (Cost — $6,077,353)				6,336,551
Convertible Bonds & Notes — 0.7%
Communication Services — 0.6%
Interactive Media & Services — 0.1%
Twitter Inc., Senior Notes	1.000%	9/15/21	270,000	265,365
Media — 0.5%
DISH Network Corp., Senior Notes	2.375%	3/15/24	850,000	758,880

See Notes to Financial Statements.

32	Western Asset Short Duration High Income Fund 2019 Annual Report

Western Asset Short Duration High Income Fund

Security		Rate	Maturity Date	Face Amount†	Value
Media — continued
DISH Network Corp., Senior Notes		3.375%	8/15/26	220,000	$202,144
Liberty Media Corp., Senior Notes		2.125%	3/31/48	1,230,000	1,263,763	(a)
Total Media					2,224,787
Total Communication Services					2,490,152
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
Cheniere Energy Inc., Senior Notes		4.250%	3/15/45	270,000	213,975
Total Convertible Bonds & Notes (Cost — $2,766,273)					2,704,127
Sovereign Bonds — 0.6%
Argentina — 0.6%
Argentine Republic Government International Bond, Senior Notes		5.625%	1/26/22	1,340,000	1,156,420
Argentine Republic Government International Bond, Senior Notes		7.500%	4/22/26	720,000	617,400
Argentine Republic Government International Bond, Senior Notes		6.875%	1/26/27	800,000	664,500
Total Sovereign Bonds (Cost — $2,682,157)					2,438,320

				Shares
Preferred Stocks — 0.1%
Financials — 0.1%
Capital Markets — 0.1%
B. Riley Financial Inc. (Cost — $435,000)		6.875%		17,400	457,794

	Counterparty	Expiration Date	Contracts	Notional Amount†
Purchased Options — 0.0%
OTC Purchased Options — 0.0%
SPDR S&P Oil & Gas Exploration & Production ETF, Put @ $24.00 (Cost — $25,200)	Goldman Sachs Group Inc.	8/16/19	420	1,051,260	12,046
Total Investments before Short-Term Investments (Cost — $417,500,738)					396,542,036

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2019 Annual Report	33

Schedule of investments (cont’d)

July 31, 2019

Western Asset Short Duration High Income Fund

Security	Rate	Shares	Value
Short-Term Investments — 2.4%
Western Asset Government Cash Management Portfolio LLC (Cost — $9,809,547)	2.290%	9,809,547	$9,809,547	(o)
Total Investments — 99.6% (Cost — $427,310,285)			406,351,583
Other Assets in Excess of Liabilities — 0.4%			1,589,595
Total Net Assets — 100.0%			$407,941,178

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)	The coupon payment on these securities is currently in default as of July 31, 2019.

(c)	Securities traded on a when-issued or delayed delivery basis.

(d)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional securities.

(e)	Security has no maturity date. The date shown represents the next call date.

(f)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(g)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(h)	Security is valued using significant unobservable inputs (Note 1).

(i)	Restricted security (Note 9).

(j)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(k)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(l)	All or a portion of this loan is unfunded as of July 31, 2019. The interest rate for fully unfunded term loans is to be determined.

(m)	Value is less than $1.

(n)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(o)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control. At July 31, 2019, the total market value of investments in Affiliated Companies was $9,809,547 and the cost was $9,809,547 (Note 8).

See Notes to Financial Statements.

34	Western Asset Short Duration High Income Fund 2019 Annual Report

Western Asset Short Duration High Income Fund

Abbreviations used in this schedule:

CAD	— Canadian Dollar

CAS	— Connecticut Avenue Securities

CLO	— Collateral Loan Obligation

ETF	— Exchange-Traded Fund

GTD	— Guaranteed

ICE	— Intercontinental Exchange

LIBOR	— London Interbank Offered Rate

PIK	— Payment-In-Kind

SPDR	— Standard & Poor’s Depositary Receipts

USD	— United States Dollar

At July 31, 2019, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 5-Year Notes	629	9/19	$73,156,362	$73,941,900	$785,538
Contracts to Sell:
U.S. Treasury 10-Year Notes	580	9/19	72,506,203	73,904,691	(1,398,488)
Net unrealized depreciation on open futures contracts					$(612,950)

At July 31, 2019, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	809,439	USD	562,457	Barclays Bank PLC	10/17/19	$(7,473)
USD	673,553	CAD	882,677	Barclays Bank PLC	10/17/19	3,826
EUR	40,000	USD	45,354	BNP Paribas SA	10/17/19	(791)
Total						$(4,438)

Abbreviations used in this table:

AUD	— Australian Dollar

CAD	— Canadian Dollar

EUR	— Euro

USD	— United States Dollar

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2019 Annual Report	35

Schedule of investments (cont’d)

July 31, 2019

Western Asset Short Duration High Income Fund

At July 31, 2019, the Fund had the following open swap contract:

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at July 31, 2019[3]	Periodic Payments Made by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Morgan Stanley & Co. Inc. (Ford Motor Co., 4.346%, due 12/8/26)	$2,840,000	12/20/23	1.553%	5.000% quarterly	$(395,055)	$(268,237)	$(126,818)

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

†	Percentage shown is an annual percentage rate.

See Notes to Financial Statements.

36	Western Asset Short Duration High Income Fund 2019 Annual Report

Statement of assets and liabilities

July 31, 2019

Assets:
Investments in unaffiliated securities, at value (Cost — $417,500,738)	$396,542,036
Investments in affiliated securities, at value (Cost — $9,809,547)	9,809,547
Cash	872,428
Foreign currency, at value (Cost — $67,249)	66,639
Interest receivable	5,175,579
Receivable for securities sold	4,478,293
Deposits with brokers for open futures contracts	381,173
Deposits with brokers for OTC derivatives	380,000
Receivable for Fund shares sold	276,373
Unrealized appreciation on forward foreign currency contracts	3,826
Prepaid expenses	40,374
Total Assets	418,026,268

Liabilities:
Payable for securities purchased	8,002,655
Payable for Fund shares repurchased	1,029,934
OTC swaps, at value (premiums received — $268,237)	395,055
Investment management fee payable	199,440
Distributions payable	121,243
Service and/or distribution fees payable	105,636
Payable to broker — variation margin on open futures contracts	84,628
Payable for open OTC swap contracts	16,566
Unrealized depreciation on forward foreign currency contracts	8,264
Trustees’ fees payable	536
Accrued expenses	121,133
Total Liabilities	10,085,090
Total Net Assets	$407,941,178

Net Assets:
Par value (Note 7)	$774
Paid-in capital in excess of par value	606,812,772
Total distributable earnings (loss)	(198,872,368)
Total Net Assets	$407,941,178

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2019 Annual Report	37

Statement of assets and liabilities (cont’d)

July 31, 2019

Net Assets:
Class A	$289,663,361
Class C	$40,405,155
Class C1	$13,289,143
Class R	$109,419
Class I	$64,474,100

Shares Outstanding:
Class A	54,990,174
Class C	7,671,070
Class C1	2,509,323
Class R	20,788
Class I	12,190,292

Net Asset Value:
Class A (and redemption price)	$5.27
Class C*	$5.27
Class C1*	$5.30
Class R (and redemption price)	$5.26
Class I (and redemption price)	$5.29
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$5.39

*	Redemption price per share is NAV of Class C and Class C1 shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

38	Western Asset Short Duration High Income Fund 2019 Annual Report

Statement of operations

For the Year Ended July 31, 2019

Investment Income:
Interest from unaffiliated investments	$26,165,357
Interest from affiliated investments	153,250
Dividends	437,827
Total Investment Income	26,756,434

Expenses:
Investment management fee (Note 2)	2,361,835
Service and/or distribution fees (Notes 2 and 5)	1,407,597
Transfer agent fees (Note 5)	483,878
Registration fees	87,548
Fund accounting fees	73,029
Audit and tax fees	60,808
Shareholder reports	33,541
Legal fees	26,953
Trustees’ fees	11,014
Custody fees	7,880
Insurance	6,371
Commitment fees (Note 10)	4,943
Interest expense	2,803
Miscellaneous expenses	19,622
Total Expenses	4,587,822
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(14,439)
Net Expenses	4,573,383
Net Investment Income	22,183,051

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(5,794,471)
Futures contracts	(1,655,737)
Written options	103,800
Swap contracts	(36,961)
Forward foreign currency contracts	(137,219)
Foreign currency transactions	(12,887)
Net Realized Loss	(7,533,475)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	1,292,425
Futures contracts	(152,285)
Swap contracts	(166,380)

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2019 Annual Report	39

Statement of operations (cont’d)

July 31, 2019

Forward foreign currency contracts	14,500
Foreign currencies	(847)
Change in Net Unrealized Appreciation (Depreciation)	987,413
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(6,546,062)
Increase in Net Assets From Operations	$15,636,989

See Notes to Financial Statements.

40	Western Asset Short Duration High Income Fund 2019 Annual Report

Statements of changes in net assets

For the Years Ended July 31,	2019	2018

Operations:
Net investment income	$22,183,051	$25,214,778
Net realized loss	(7,533,475)	(2,605,064)
Change in net unrealized appreciation (depreciation)	987,413	(3,690,444)
Increase in Net Assets From Operations	15,636,989	18,919,270

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings(a)	(23,569,940)	(25,614,921)
Decrease in Net Assets From Distributions to Shareholders	(23,569,940)	(25,614,921)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	151,045,767	70,701,651
Reinvestment of distributions	21,868,810	23,845,023
Cost of shares repurchased	(198,842,622)	(186,506,255)
Decrease in Net Assets From Fund Share Transactions	(25,928,045)	(91,959,581)
Decrease in Net Assets	(33,860,996)	(98,655,232)

Net Assets:
Beginning of year	441,802,174	540,457,406
End of year(b)	$407,941,178	$441,802,174

(a)

Distributions from net investment income and from realized gains are no longer required to be separately disclosed (Note 12). For the year ended July 31, 2018, distributions from net investment income were $25,614,921.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required (Note 12). For the year ended July 31, 2018, end of year net assets included undistributed net investment income of $656,504.

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2019 Annual Report	41

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class A Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$5.35	$5.42	$5.21	$5.81	$6.40

Income (loss) from operations:
Net investment income	0.28	0.29	0.30	0.35	0.37
Net realized and unrealized gain (loss)	(0.07)	(0.07)	0.24	(0.59)	(0.57)
Total income (loss) from operations	0.21	0.22	0.54	(0.24)	(0.20)

Less distributions from:
Net investment income	(0.29)	(0.29)	(0.33)	(0.36)	(0.39)
Total distributions	(0.29)	(0.29)	(0.33)	(0.36)	(0.39)

Net asset value, end of year	$5.27	$5.35	$5.42	$5.21	$5.81
Total return[2]	4.13%	4.25%	10.54%	(3.80)%	(3.15)%

Net assets, end of year (millions)	$290	$265	$289	$315	$439

Ratios to average net assets:
Gross expenses	1.01%	1.00%	0.99%	0.99%	0.96%
Net expenses[3]	1.00 [4]	1.00 [4]	0.99 [4]	0.99	0.96
Net investment income	5.24	5.33	5.53	6.69	6.06

Portfolio turnover rate	73%	61%	82%	64%	47%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

42	Western Asset Short Duration High Income Fund 2019 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class C Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$5.35	$5.42	$5.21	$5.81	$6.40

Income (loss) from operations:
Net investment income	0.24	0.25	0.26	0.31	0.32
Net realized and unrealized gain (loss)	(0.06)	(0.06)	0.24	(0.58)	(0.56)
Total income (loss) from operations	0.18	0.19	0.50	(0.27)	(0.24)

Less distributions from:
Net investment income	(0.26)	(0.26)	(0.29)	(0.33)	(0.35)
Total distributions	(0.26)	(0.26)	(0.29)	(0.33)	(0.35)

Net asset value, end of year	$5.27	$5.35	$5.42	$5.21	$5.81
Total return[2]	3.59%	3.33%	9.78%	(4.46)%	(3.87)%

Net assets, end of year (000s)	$40,405	$50,107	$64,965	$75,908	$117,396

Ratios to average net assets:
Gross expenses	1.71%	1.70%	1.69%	1.69%	1.70%
Net expenses[3]	1.71 [4]	1.70 [4]	1.69 [4]	1.69	1.70
Net investment income	4.52	4.70	4.84	5.98	5.33

Portfolio turnover rate	73%	61%	82%	64%	47%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2019 Annual Report	43

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class C1 Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$5.38	$5.45	$5.24	$5.84	$6.44

Income (loss) from operations:
Net investment income	0.25	0.27	0.28	0.33	0.35
Net realized and unrealized gain (loss)	(0.06)	(0.07)	0.24	(0.58)	(0.58)
Total income (loss) from operations	0.19	0.20	0.52	(0.25)	(0.23)

Less distributions from:
Net investment income	(0.27)	(0.27)	(0.31)	(0.35)	(0.37)
Total distributions	(0.27)	(0.27)	(0.31)	(0.35)	(0.37)

Net asset value, end of year	$5.30	$5.38	$5.45	$5.24	$5.84
Total return[2]	3.91%	3.65%	10.06%	(4.13)%	(3.66)%

Net assets, end of year (000s)	$13,289	$53,657	$68,330	$77,315	$102,551

Ratios to average net assets:
Gross expenses	1.41%	1.40%	1.41%	1.41%	1.39%
Net expenses	1.41 [3]	1.40 [3]	1.41 [3]	1.41	1.39
Net investment income	4.79	5.04	5.12	6.29	5.65

Portfolio turnover rate	73%	61%	82%	64%	47%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

44	Western Asset Short Duration High Income Fund 2019 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class R Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$5.34	$5.41	$5.20	$5.80	$6.41

Income (loss) from operations:
Net investment income	0.25	0.27	0.28	0.33	0.35
Net realized and unrealized gain (loss)	(0.06)	(0.07)	0.24	(0.58)	(0.59)
Total income (loss) from operations	0.19	0.20	0.52	(0.25)	(0.24)

Less distributions from:
Net investment income	(0.27)	(0.27)	(0.31)	(0.35)	(0.37)
Total distributions	(0.27)	(0.27)	(0.31)	(0.35)	(0.37)

Net asset value, end of year	$5.26	$5.34	$5.41	$5.20	$5.80
Total return[2]	3.71%	3.85%	10.21%	(4.15)%	(3.86)%

Net assets, end of year (000s)	$109	$64	$93	$70	$55

Ratios to average net assets:
Gross expenses	1.44%	1.40%	1.30%	1.32%	1.23%
Net expenses[3]	1.40 [4]	1.40 [4]	1.30	1.32	1.23
Net investment income	4.84	5.01	5.20	6.36	5.82

Portfolio turnover rate	73%	61%	82%	64%	47%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2019 Annual Report	45

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class I Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$5.37	$5.44	$5.23	$5.83	$6.43

Income (loss) from operations:
Net investment income	0.29	0.31	0.31	0.37	0.39
Net realized and unrealized gain (loss)	(0.06)	(0.07)	0.24	(0.59)	(0.58)
Total income (loss) from operations	0.23	0.24	0.55	(0.22)	(0.19)

Less distributions from:
Net investment income	(0.31)	(0.31)	(0.34)	(0.38)	(0.41)
Total distributions	(0.31)	(0.31)	(0.34)	(0.38)	(0.41)

Net asset value, end of year	$5.29	$5.37	$5.44	$5.23	$5.83
Total return[2]	4.42%	4.57%	10.82%	(3.49)%	(3.04)%

Net assets, end of year (000s)	$64,474	$73,073	$118,556	$170,311	$294,601

Ratios to average net assets:
Gross expenses	0.72%	0.71%	0.72%	0.72%	0.72%
Net expenses[3]	0.72	0.71	0.72	0.72	0.72
Net investment income	5.50	5.73	5.81	6.93	6.28

Portfolio turnover rate	73%	61%	82%	64%	47%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

See Notes to Financial Statements.

46	Western Asset Short Duration High Income Fund 2019 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Short Duration High Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

Western Asset Short Duration High Income Fund 2019 Annual Report	47

Notes to financial statements (cont’d)

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

48	Western Asset Short Duration High Income Fund 2019 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Health care	—	$28,642,381	$1,598,675		$30,241,056
Other corporate bonds & notes	—	255,419,804	—		255,419,804
Senior loans:
Communication services	—	11,085,734	1,321,629		12,407,363
Consumer discretionary	—	9,722,786	1,983,314		11,706,100
Energy	—	1,090,556	704,568		1,795,124
Health care	—	7,865,205	1,266,825		9,132,030
Industrials	—	4,133,719	1,411,200		5,544,919
Utilities	—	—	998,714		998,714
Other senior loans	—	6,015,638	—		6,015,638
Asset-backed securities	—	44,411,124	—		44,411,124
Common stocks:
Communication services	—	—	0	*	0	*
Consumer discretionary	—	—	17,533		17,533
Energy	$3,614,984	—	407,331		4,022,315
Financials	1,471,784	—	—		1,471,784
Utilities	—	1,409,694	—		1,409,694
Collateralized mortgage obligations	—	6,336,551	—		6,336,551
Convertible bonds & notes	—	2,704,127	—		2,704,127
Sovereign bonds	—	2,438,320	—		2,438,320
Preferred stocks	457,794	—	—		457,794
Purchased options	—	12,046	—		12,046
Total long-term investments	5,544,562	381,287,685	9,709,789		396,542,036
Short-term investments†	—	9,809,547	—		9,809,547
Total investments	$5,544,562	$391,097,232	$9,709,789		$406,351,583
Other financial instruments:
Futures contracts	$785,538	—	—		$785,538
Forward foreign currency contracts	—	$3,826	—		3,826
Total other financial instruments	$785,538	$3,826	—		$789,364
Total	$6,330,100	$391,101,058	$9,709,789		$407,140,947

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Notes to financial statements (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$1,398,488	—	—	$1,398,488
Forward foreign currency contracts	—	$8,264	—	8,264
OTC credit default swaps on corporate issues — buy protection‡	—	395,055	—	395,055
Total	$1,398,488	$403,319	—	$1,801,807

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

‡	Value includes any premium paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of July 31, 2018		Accrued Premiums/ Discounts	Realized Gain (Loss)[1]	Change in Unrealized Appreciation (Depreciation)[2]	Purchases
Corporate bonds & notes:
Consumer discretionary	$1,370,633		—	—	—	$99,830
Energy	0	*	—	—	—	—
Health care	1,491,215		$2,816	—	$(2,276)	106,920
Senior loans:
Communication services†	—		(128)	$(22)	(3,163)	1,328,250
Consumer discretionary	1,362,479		1,958	(5,950)	30,024	836,000
Energy	912,275		2,499	820	(165,526)	—
Health care	1,655,309		671	2,517	153	1,257,300
Industrials	—		653	—	(30,053)	1,440,600
Utilities	—		—	—	—	—
Common stocks:
Communication services†	449,706		—	—	(449,706)	—
Consumer discretionary	1,930,492		—	880,295	(1,746,609)	0	*
Energy	3,795,756		—	—	7,518,453	—
Industrials	220,939		—	(448,024)	227,632	—
Utilities	1,473,771		—	—	(64,077)	—

50	Western Asset Short Duration High Income Fund 2019 Annual Report

Investments in Securities	Balance as of July 31, 2018	Accrued Premiums/ Discounts	Realized Gain (Loss)[1]	Change in Unrealized Appreciation (Depreciation)[2]	Purchases
Preferred stocks:
Industrials	$262,485	—	$(2,004,516)	$1,750,240	—
Total	$14,925,060	$8,469	$(1,574,880)	$7,065,092	$5,068,900

Investments in Securities (cont’d)	Sales		Transfers into Level 3[3]	Transfers out of Level 3[4]	Balance as of July 31, 2019		Net Change in Unrealized Appreciation (Depreciation) for Investments in Securities Still Held at July 31, 2019[2]
Corporate bonds & notes:
Consumer discretionary	$(1,470,463)		—	—	—		—
Energy	(0)	*	—	—	—		—
Health care	—		—	—	$1,598,675		$(2,276)
Senior loans:
Communication services†	(3,308)		—	—	1,321,629		(3,163)
Consumer discretionary	(695,911)		$454,714	—	1,983,314		11,047
Energy	(45,500)		—	—	704,568		(165,526)
Health care	(1,649,125)		—	—	1,266,825		9,525
Industrials	—		—	—	1,411,200		(30,053)
Utilities	—		998,714	—	998,714		—
Common stocks:
Communication services†	—		—	—	0	*	(449,706)
Consumer discretionary	(1,046,645)		—	—	17,533		17,533
Energy	(10,906,878)		—	—	407,331		(772,927)
Industrials	(547)		—	—	—		—
Utilities	—		—	$(1,409,694)	—		—
Preferred stocks:
Industrials	(8,209)		—	—	—		—
Total	$(15,826,586)		$1,453,428	$(1,409,694)	$9,709,789		$(1,385,546)

Western Asset Short Duration High Income Fund 2019 Annual Report	51

Notes to financial statements (cont’d)

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

*	Amount represents less than $1.

†

As of September 28, 2018, the Telecommunications Services sector was broadened to include some companies previously classified in the Consumer Discretionary and Information Technology sectors and renamed Communication Services sector.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security

52	Western Asset Short Duration High Income Fund 2019 Annual Report

increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

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Notes to financial statements (cont’d)

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of July 31, 2019, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the year ended July 31, 2019, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally

54	Western Asset Short Duration High Income Fund 2019 Annual Report

receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(g) Swaptions. The Fund may purchase or write swaption contracts to manage exposure to fluctuations in interest rates or to enhance yield. The Fund may also purchase and write

Western Asset Short Duration High Income Fund 2019 Annual Report	55

Notes to financial statements (cont’d)

swaption contracts to manage exposure to an underlying instrument. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(h) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of the total amount committed may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At July 31, 2019, the Fund had sufficient cash and/or securities to cover these commitments.

(j) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

56	Western Asset Short Duration High Income Fund 2019 Annual Report

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(k) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(l) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default

Western Asset Short Duration High Income Fund 2019 Annual Report	57

Notes to financial statements (cont’d)

rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(m) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(n) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease

58	Western Asset Short Duration High Income Fund 2019 Annual Report

in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of July 31, 2019, the Fund held forward foreign currency exchange contracts and OTC credit default swaps with credit related contingent features which had a liability position of $403,319. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of July 31, 2019, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $380,000, which could be used to reduce the required payment.

At July 31, 2019, the Fund held non-cash collateral from Goldman Sachs Group Inc. in the amount of $24,357. This amount could be used to reduce the Fund’s exposure to the counterparty in the event of default.

(o) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

Western Asset Short Duration High Income Fund 2019 Annual Report	59

Notes to financial statements (cont’d)

(p) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(q) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(r) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(s) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of July 31, 2019, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(t) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$17,621,656	$(17,621,656)

(a) Reclassifications are due to the expiration of a capital loss carryfoward.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”) and Western Asset Management Company Limited in London (“Western Asset London”) are the Fund’s subadvisers. LMPFA,

60	Western Asset Short Duration High Income Fund 2019 Annual Report

Western Asset and Western Asset London are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset London a monthly subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to Western Asset London to manage.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class R and Class I shares did not exceed 1.00%, 1.75%, 1.40% and 0.85%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

During the year ended July 31, 2019, fees waived and/or expenses reimbursed amounted to $14,439.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 2.25% for Class A shares. Class C shares and Class C1 shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 0.50% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

Western Asset Short Duration High Income Fund 2019 Annual Report	61

Notes to financial statements (cont’d)

For the year ended July 31, 2019, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class C
Sales charges	$50,153	—
CDSCs	1,984	$2,536

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended July 31, 2019, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$305,198,383	—
Sales	335,850,265	$2,288,031

At July 31, 2019, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Securities	$430,165,674	$8,961,683	$(32,775,774)	$(23,814,091)
Swap contracts	(268,237)	—	(126,818)	(126,818)
Futures contracts	—	785,538	(1,398,488)	(612,950)
Forward foreign currency contracts	—	3,826	(8,264)	(4,438)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at July 31, 2019.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Equity Risk	Total
Purchased options[2]	—	—	$12,046	$12,046
Futures contracts[3]	$785,538	—	—	785,538
Forward foreign currency contracts	—	$3,826	—	3,826
Total	$785,538	$3,826	$12,046	$801,410

62	Western Asset Short Duration High Income Fund 2019 Annual Report

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts[3]	$1,398,488	—	—	$1,398,488
OTC swap contracts[4]	—	—	$395,055	395,055
Forward foreign currency contracts	—	$8,264	—	8,264
Total	$1,398,488	$8,264	$395,055	$1,801,807

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments in unaffiliated securities at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended July 31, 2019. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Purchased options[1]	—	—	$(429,500)	$1,187,012	$757,512
Written options	—	—	103,800	—	103,800
Futures contracts	$(1,655,737)	—	—	—	(1,655,737)
Swap contracts	—	—	(36,961)	—	(36,961)
Forward foreign currency contracts	—	$(137,219)	—	—	(137,219)
Total	$(1,655,737)	$(137,219)	$(362,661)	$1,187,012	$(968,605)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in unaffiliated securities in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Purchased options[1]	—	—	—	$(13,154)	$(13,154)
Futures contracts	$(152,285)	—	—	—	(152,285)
Swap contracts	—	—	$(166,380)	—	(166,380)
Forward foreign currency contracts	—	$14,500	—	—	14,500
Total	$(152,285)	$14,500	$(166,380)	$(13,154)	$(317,319)

Western Asset Short Duration High Income Fund 2019 Annual Report	63

Notes to financial statements (cont’d)

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in unaffiliated securities in the Statement of Operations.

During the year ended July 31, 2019, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$275,634
Written options†	10,643
Futures contracts (to buy)	70,497,847
Futures contracts (to sell)	71,066,732
Forward foreign currency contracts (to buy)	1,971,761
Forward foreign currency contracts (to sell)	1,473,047

Average Notional Balance
Credit default swap contracts (to buy protection)	$7,312,846
Credit default swap contracts (to sell protection)†	897,692

†	At July 31, 2019, there were no open positions held in this derivative.

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of July 31, 2019.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
Barclays Bank PLC	$3,826	$(7,473)	$(3,647)	—	$(3,647)
BNP Paribas SA	—	(791)	(791)	—	(791)
Goldman Sachs Group Inc.	12,046	—	12,046	$(12,046)	—
Morgan Stanley & Co. Inc.	—	(395,055)	(395,055)	380,000	(15,055)
Total	$15,872	$(403,319)	$(387,447)	$367,954	$(19,493)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

[5]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C, Class C1 and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.70% and

64	Western Asset Short Duration High Income Fund 2019 Annual Report

0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended July 31, 2019, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$670,742	†	$342,015
Class C	448,304	*	37,846
Class C1	288,105	†	33,966
Class R	446		285
Class I	—		69,766
Total	$1,407,597		$483,878

†	Amounts shown are exclusive of expense reimbursements. For the year ended July 31, 2019, the service and/or distribution fees reimbursed amounted to $36 and $1 for Class A and Class C1, respectively.

*	Amount shown is exclusive of expense reimbursements. For the year ended July 31, 2019, the service and/or distribution fees reimbursed amounted to less than $1 for Class C.

For the year ended July 31, 2019, waivers and/or expense reimbursements by class were as follows:

	Waivers/Expense Reimbursements
Class A	$14,399
Class C	0	*
Class C1	1
Class R	39
Class I	—
Total	$14,439

*	Amount represents less than $1.

6. Distributions to shareholders by class

	Year Ended July 31, 2019	Year Ended July 31, 2018
Net Investment Income:
Class A	$14,933,164	$14,821,253
Class C	2,166,685	2,667,501
Class C1	2,097,048	3,068,142
Class R	4,647	4,222
Class I	4,368,396	5,053,803
Total	$23,569,940	$25,614,921

7. Shares of beneficial interest

At July 31, 2019, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same

Western Asset Short Duration High Income Fund 2019 Annual Report	65

Notes to financial statements (cont’d)

rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended July 31, 2019		Year Ended July 31, 2018
	Shares	Amount	Shares	Amount
Class A
Shares sold	19,699,921	$103,888,081	7,239,967	$38,758,642
Shares issued on reinvestment	2,704,692	14,222,095	2,616,521	14,019,953
Shares repurchased	(16,951,283)	(88,697,060)	(13,571,040)	(72,747,698)
Net increase (decrease)	5,453,330	$29,413,116	(3,714,552)	$(19,969,103)

Class C
Shares sold	844,881	$4,436,417	883,174	$4,732,326
Shares issued on reinvestment	368,079	1,935,465	450,373	2,413,393
Shares repurchased	(2,912,708)	(15,297,402)	(3,954,505)	(21,210,901)
Net decrease	(1,699,748)	$(8,925,520)	(2,620,958)	$(14,065,182)

Class C1
Shares sold	19,727	$104,718	153,266	$829,876
Shares issued on reinvestment	391,844	2,071,745	559,554	3,014,563
Shares repurchased	(7,883,524)	(41,960,662)	(3,277,742)	(17,670,469)
Net decrease	(7,471,953)	$(39,784,199)	(2,564,922)	$(13,826,030)

Class R
Shares sold	9,132	$47,983	4,857	$26,158
Shares issued on reinvestment	682	3,582	787	4,216
Shares repurchased	(934)	(4,884)	(10,962)	(58,611)
Net increase (decrease)	8,880	$46,681	(5,318)	$(28,237)

Class I
Shares sold	7,973,412	$42,568,568	4,896,362	$26,354,649
Shares issued on reinvestment	688,578	3,635,923	816,512	4,392,898
Shares repurchased	(10,081,503)	(52,882,614)	(13,897,217)	(74,818,576)
Net decrease	(1,419,513)	$(6,678,123)	(8,184,343)	$(44,071,029)

8. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The Fund may invest in Western Asset Government Cash Management Portfolio, LLC (“Cash Management Portfolio”), an affiliated private money market fund managed by Western Asset, the Fund’s subadviser. Cash Management Portfolio is available as a cash management vehicle for certain proprietary investment companies affiliated with Legg Mason. While Cash Management Portfolio is not a registered money market fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under

66	Western Asset Short Duration High Income Fund 2019 Annual Report

the 1940 Act. Based on the Fund’s relative ownership, the following companies were considered affiliated companies for all or some portion of the year ended July 31, 2019. The following transactions were effected in shares of such companies for the year ended July 31, 2019.

	Affiliate Value at July 31, 2018	Purchased		Sold
		Cost	Shares	Cost	Shares
Western Asset Government Cash Management Portfolio LLC	$881,702	$157,253,239	157,253,239	$148,325,394	148,325,394

(cont’d)	Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at July 31, 2019
Western Asset Government Cash Management Portfolio LLC	—	$153,250	—	$9,809,547

9. Restricted securities

The following Fund investments are restricted as to resale.

Security	Face Amount	Acquisition Date	Cost	Value at 7/31/2019		Value Per Unit	Percent of Net Assets
BioScrip Inc., First Lien Notes, 9.402%, due 6/30/22	$1,427,000	6/17	$1,417,941	$1,491,215	(a)	$104.50	0.37%
BioScrip Inc., First Lien Notes, 9.402%, due 8/15/20	108,000	5/19	107,118	107,460	(a)	99.50	0.03
			$1,525,059	$1,598,675			0.40%

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees.

10. Redemption facility

The Fund and certain other participating funds within the Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Variable Income Trust, and Master Portfolio Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $220 million. Unless renewed, the agreement will terminate on November 18, 2019. Any borrowings under the Redemption Facility will bear

Western Asset Short Duration High Income Fund 2019 Annual Report	67

Notes to financial statements (cont’d)

interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the year ended July 31, 2019, the Fund incurred a commitment fee in the amount of $4,943. The Fund did not utilize the Redemption Facility during the year ended July 31, 2019.

11. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended July 31, was as follows:

	2019	2018
Distributions paid from:
Ordinary income	$23,569,940	$25,614,921

As of July 31, 2019, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$926,631
Deferred capital losses*	(175,841,974)
Other book/tax temporary differences(a)	601,885
Unrealized appreciation (depreciation)(b)	(24,558,910)
Total accumulated earnings (losses) — net	$(198,872,368)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures and forwards contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums on fixed income securities, book/tax differences in the treatment of partnership investments and other book/tax basis adjustments.

12. Recent accounting pronouncements

The Fund has adopted the disclosure provisions of the Financial Accounting Standards Board Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13. The impact of the Fund’s adoption was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

68	Western Asset Short Duration High Income Fund 2019 Annual Report

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Fund adopted the Final Rule with the most notable impacts being that the Fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets. The tax components of distributable earnings and distributions to shareholders continue to be disclosed within the Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2019 Annual Report	69

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Income Trust and Shareholders of Western Asset Short Duration High Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Short Duration High Income Fund (one of the funds constituting Legg Mason Partners Income Trust, referred to hereafter as the “Fund”) as of July 31, 2019, the related statement of operations for the year ended July 31, 2019 and the statement of changes in net assets and the financial highlights for each of the two years in the period ended July 31, 2019, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, the results of its operations for the year ended July 31, 2019, and the changes in net assets and the financial highlights for each of the two years in the period ended July 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended July 31, 2017 and the financial highlights for each of the periods ended on or prior to July 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 20, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodian, brokers, agent banks and the transfer agent of the investee fund; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopersLLP

Baltimore, MD

September 17, 2019

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not been able to determine the specific year we began serving as auditor.

70	Western Asset Short Duration High Income Fund 2019 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Short Duration High Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Elliott J. Berv

Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during the past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	43
Other board memberships held by Trustee during the past five years	None

Jane F. Dasher

Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	43
Other board memberships held by Trustee during the past five years	Director, Visual Kinematics, Inc. (since 2018)

Mark T. Finn

Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during the past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	43
Other board memberships held by Trustee during the past five years	None

Western Asset Short Duration High Income Fund	71

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Stephen R. Gross*

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	88
Other board memberships held by Trustee during the past five years	None

Susan M. Heilbron*

Year of birth	1945
Position(s) with Trust	Trustee and Chair
Term of office[1] and length of time served[2]	Since 1994 (Chair of the Board since 2018)
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	88
Other board memberships held by Trustee during the past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

Susan B. Kerley

Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	43
Other board memberships held by Trustee during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

72	Western Asset Short Duration High Income Fund

Independent Trustees† (cont’d)

R. Richardson Pettit

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during the past five years	Retired; Duncan Professor of Finance Emeritus, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	43
Other board memberships held by Trustee during the past five years	None

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 141 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	132
Other board memberships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Western Asset Short Duration High Income Fund	73

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

74	Western Asset Short Duration High Income Fund

Additional Officers (cont’d)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, Baltimore, MD 21202

Year of birth	1970
Position(s) with Trust	Principal Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2011 and since 2017
Principal occupation(s) during the past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

Western Asset Short Duration High Income Fund	75

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*

Effective February 6, 2019, Mr. Gross and Ms. Heilbron serve as Trustees on this Board and an additional Board within the Legg Mason fund complex, which is reflected in the “Number of funds in fund complex overseen by Trustee”.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

76	Western Asset Short Duration High Income Fund

Western Asset

Short Duration High Income Fund

Trustees

Elliot J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Susan M. Heilbron

Chair

Susan B. Kerley

R. Richardson Pettit

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset Short Duration High Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Short Duration High Income Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Previously, the Fund filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov. To obtain information on Forms N-PORT and N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Short Duration High Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2019 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2019 Legg Mason Investor Services, LLC

FD0429 9/19 SR19-3700

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending July 31, 2018 and July 31, 2019 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $156,583 in July 31, 2018 and $115,801 in July 31, 2019.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in July 31, 2018 and $9,000 in July 31, 2019.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $17,450 in July 31, 2018 and $0 in July 31, 2019. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust, were $11,092 in July 31, 2018 and $0 in July 31, 2019

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for July 31, 2018 and July 31, 2019; Tax Fees were 100% and 100% for July 31, 2018 and July 31, 2019; and Other Fees were 100% and 100% for July 31, 2018 and July 31, 2019.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $517,227 in July 31, 2018 and $463,523 in July 31, 2019.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Susan M. Heilbron

Susan B. Kerley

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/Jane Trust
Jane Trust
Chief Executive Officer

Date:	September 24, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Jane Trust
Jane Trust
Chief Executive Officer

Date:	September 24, 2019

By:	/s/Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	September 24, 2019